U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 11, 2002


                                DATIGEN.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26027
                              (Commission File No.)

                         Utah                         87-0626333

            (State or other jurisdiction of           (IRS Employer
             incorporation or organization)      Identification No.)



                    3191 North Canyon Road, Provo, Utah 84604
                    (Address of principal executive offices)


                                 (801) 373-3990
                         (Registrant's telephone number)

                                 Not Applicable
                 (Former address, if changed since last report)

Item 1. Change in Board of Directors

     On May 16, 2002, Datigen.com, Inc., a Utah corporation ("Datigen"), approved resolutions appointing M. Ballard Gardner and Matthew Haney to serve as directors of Datigen effective following the close of business on June 10, 2002, to fill vacancies resulting from the resignations of Tracy Livingston and Josh James. These appointees will constitute a majority of the members of the board of directors. As a result of the foregoing there has been a change of control in management of Datigen. Incorporated herein by this reference is the Rule 14f-1, Report of Change in Majority of Directors, filed by the Company with the Securities and Exchange Commission on May 31, 2002.

Exhibits

     Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-B.

SEC Ref.               Title of Document                                Location
  No.

99.1                   Rule 14f-1, Report of Change                     Attached
                        in Majority of Directors


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DATIGEN.COM, INC.

Dated: June 26, 2002                          By /S/  Joseph Ollivier



















                                        2